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                                  EXHIBIT 10.4

                                  ------------

                           VENETIAN CASINO RESORT, LLC

                              LAS VEGAS SANDS, INC.
                       LIMITED WAIVER AND SECOND AMENDMENT

                               TO CREDIT AGREEMENT

     This LIMITED WAIVER AND SECOND AMENDMENT TO CREDIT AGREEMENT (this "Agreement") is dated as of November 12, 1999 and entered into by and among LAS VEGAS SANDS, INC., ("LVSI") a Nevada corporation and VENETIAN CASINO RESORT, LLC ("VCR") a Nevada limited liability company, as joint and several obligors (each of LVSI and VCR, a "Borrower" and, collectively, the "Borrowers"), GOLDMAN SACHS CREDIT PARTNERS L.P. ("GSCP"), as arranger (in such capacity, "Arranger"), THE BANK OF NOVA SCOTIA, as administrative agent for Lenders (in such capacity, "Administrative Agent") by and on behalf of the financial institutions party to the Credit Agreement referred to below ("Lenders") and the Lenders listed on the signature pages hereto and is made with reference to that certain Credit Agreement dated as of November 14, 1997 (amended from time to time, the "Credit Agreement"), by and among Borrowers, Lenders, Arranger and Administrative Agent, as the same has heretofore been amended or modified from time to time. Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement or if not defined therein then the meaning ascribed thereto in the Disbursement Agreement.

                                    RECITALS

     WHEREAS, the Administrative Agent believes that certain Events of Default and Potential Events of Default, as set forth on Schedule 1 hereto, exist as of the date hereof;

     WHEREAS, Borrowers and Lenders desire to enter into this Agreement to (i) waive those certain Events of Default and Potential Events of Default set forth on Schedule 1 hereto (if and to the extent such defaults exist as of the date hereof) so that Mall Release and Completion may occur on or before November 14, 1999 and so that an Advance can be made on the Mall Release Date and/or the Completion Date, and (ii) make certain other agreements and amendments as set forth below, all upon the terms and conditions set forth below.

     NOW, THEREFORE, in consideration of the promises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

Section 1.        WAIVER AND CONSENT

     Subject to the terms and conditions and in reliance on the representations, warranties and covenants of the Borrowers set forth herein, Administrative Agent and Requisite Lenders on behalf of the Lenders hereby (a) waive each of the Events of Default and Potential Events of Default set forth on Schedule 1 attached hereto (to the extent, if any, they exist) to the extent and for the period expressly set forth therein and (b) consent to the Master Leases (as defined in Section 8 of the Limited Waiver of Defaults under the Disbursement Agreement attached hereto as Exhibit G (the "FAADA Waiver") on the terms described in the FAADA Waiver.

Section 2.        LIMITATION ON WAIVER AND CONSENTS

     This Agreement shall constitute a Limited Waiver, which shall be limited in all respects precisely as set forth herein and in Schedule 1 and nothing contained herein shall be deemed to:

(a) constitute a waiver of (i) compliance by the Borrowers with respect to any term, provision or condition of the Credit Agreement or any other instrument or agreement referred to therein, except as expressly set forth in Schedule 1, or (ii) any Event of Default or Potential Event of Default, except as expressly set forth on Schedule 1;

(b) constitute a waiver of any of the Mall Release Conditions or any of the conditions for Completion or extend the time for satisfaction of such conditions; or

(c) prejudice any right or remedy that the Administrative Agent or the Lenders have (except to the extent such right or remedy was based upon a default that will not exist after giving effect to this Limited Waiver) under or in connection with the Credit Agreement or any other instrument or agreement referred to therein or delivered thereunder.

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                  Except as expressly  set forth herein,  the terms,  provisions and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect and in all other respects are hereby ratified and confirmed.

Section 3.        REPRESENTATIONS AND WARRANTIES OF BORROWERS

     In order to induce Lenders to enter into this Agreement and to provide the limited waivers and consents and amend the Credit Agreement in the manner provided herein, each of VCR and LVSI represents and warrants to each Lender that the following statements are true, correct and complete as of the date hereof and as of the date the conditions set forth in Section 4 are satisfied:

(1) Each of VCR and LVSI has all requisite corporate or limited liability company power and authority to enter into this Agreement and to carry out the transactions contemplated hereby and perform its obligations hereunder;

(2) The execution and delivery of this Agreement by VCR and LVSI and the performance of their obligations hereunder have been duly authorized by all necessary corporate action on the part of VCR and LVSI;

(3) The execution and delivery by VCR and LVSI of this Agreement and the performance by VCR and LVSI of this Agreement do not and will not (i) violate any provision of any law or any governmental rule or regulation applicable to the Project or to VCR or LVSI or any of their Affiliates, the organizational documents of VCR or LVSI or any of their Affiliates or any order, judgment or decree of any court or other agency of government binding on VCR or LVSI or any of their Affiliates,
                  (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contractual Obligation of VCR or LVSI or any of their Affiliates, (iii) result in or require the creation or imposition of any Lien upon any of the properties or assets of VCR or LVSI or any of their Affiliates, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contractual Obligation of VCR or LVSI or any of their Affiliates;

(4) The execution and delivery by VCR and LVSI of this Agreement and the performance by VCR and LVSI of this Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any federal, state or other governmental authority or regulatory body;

(5) This Agreement has been duly executed and delivered by VCR and LVSI and constitutes the legally valid and binding obligation of VCR and LVSI, enforceable against VCR and LVSI in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability;

(6) The representations and warranties contained in Section 5 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof and on the date the conditions in Section 4 hereof are satisfied to the same extent as though made on and as of that date, except (i) to the extent such representations and warranties specifically relate to an earlier date, in which case they were true, correct and complete in all material respects on and as of such earlier date and (ii) with respect to the matters described on Schedule 1;

(7) The Remaining Costs are accurately reflected on that certain chart previously delivered to the Disbursement Agent and attached hereto as Exhibit A;

(8) The schedule to achieve Completion previously delivered to the Disbursement Agent and attached hereto as Exhibit B is accurate and true;

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(9)               The  litigation  arising out of the lawsuit filed by Borrowers against the Construction Manager in United States District Court for the District of Nevada and the countersuit filed by the Construction Manager against the Borrowers and any other outstanding lawsuit, action, claim or Lien arising out of or relating to the construction of the Mall or the Project (the "Construction Litigation"), including any claim made or Lien
                  filed  by   Construction   Manager   or  any   contractor   or
                  subcontractor or to the bonding company insuring over any Lien relating to or binding upon the Mall or the Project or to VCR,
                  LVSI,   GCCLC  or  any  of  their   Affiliates  in  connection
                  therewith, and any judgment or settlement amount owed by the Borrowers to the Construction Manager or any contractor or subcontractor or to the bonding company insuring over any such Lien as a result of the Construction Litigation (such amount, the "Additional Contingent Claims") cannot reasonably be expected to have, when taken in the aggregate, a Material Adverse Effect;

(10) the status summary of the Construction Litigation attached hereto as Exhibit C is true and correct in all material respects as of the date hereof;

(11) the Borrowers have sufficient Available Funds such that Available Funds will equal or exceed Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost;

(12) no Events of Default or Potential Events of Default under the Credit Agreement exist or are continuing (other than those Events of Default and Potential Events of Default set forth on
                  Schedule 1);

(13) there are no defaults beyond any applicable grace or cure period with respect to any financing secured by the Sands Expo and Convention Center;

(14) Adelson has complied with the terms and conditions of that certain Subordination and Intercreditor Agreement (Trade Claims) (the "Adelson Subordination Agreement"), the form of which is attached hereto as Exhibit E, with respect to Adelson Trade Claims (as defined in the Adelson Subordination Agreement);

(15) the Master Leases referred to in Section 8 of the FADAA Waiver to be entered into by Borrowers contains terms which are not less favorable to Borrowers and their Subsidiaries than would be obtainable in an arms length transaction, including economic terms consistent with the current rental market for comparable space in Las Vegas, Nevada; and

(16) The Project is free of all Liens and encumbrances other than Permitted Liens.

Section 4.        CONDITIONS TO EFFECTIVENESS

     The waivers, consents and amendments set forth in Sections 1, 5 (b), 7 and 8 of this Agreement shall become effective only upon satisfaction of each of the following conditions precedent on or before the Outside Completion Deadline:

(a) execution and delivery to Administrative Agent of waivers of all presently uncured defaults and events of default under each of (i) the Interim Mall Credit Agreement and (ii) that certain Term Loan and Security Agreement dated as of December 22, 1997 by and among LVSI, VCR, the lenders named therein, BancBoston Leasing Inc. and General Electric Capital Corporation (collectively, the "Facility Waivers"), each substantially in the form of Exhibit D-1 and D-2 hereto;

(b) The Company shall have caused the Project to be free of all Liens and encumbrances other than Permitted Liens, and the Title Insurer shall have issued to Administrative Agent endorsements insuring that the Project is free of all Liens and encumbrances other than Permitted Liens;

(c) The Unallocated Contingency Balance shall equal or exceed the Required Minimum Contingency and Available Funds shall equal or exceed Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost (it being understood that Administrative Agent may rely on the certificate set forth in (d) below in making such determination);

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(d)               Borrowers shall have certified to the Administrative Agent, in form and substance acceptable to Administrative Agent and Construction Consultant, that (i) the schedule to achieve Completion attached hereto as Exhibit B is accurate and complete and all conditions for Completion will be satisfied by November 12, 1999 and (ii) the Unallocated Contingency Balance equals or exceeds the Required Minimum Contingency and Available Funds equals or exceeds Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost
                  and  such   certification   shall  set  forth  in  detail  the
                  derivation of all such figures and calculations (setting forth in detail the sources for payment of all Remaining Costs and the sources of Available Funds);

(e) The Construction Consultant shall have certified to the Administrative Agent, in form and substance acceptable to the Administrative Agent, that (i) the schedule to achieve Completion attached hereto as Exhibit B is reasonable and all conditions for Completion may be satisfied by November 12, 1999 and (ii) the Unallocated Contingency Balance equals or exceeds the Required Minimum Contingency and Available Funds equals or exceeds Remaining Costs after giving effect to the Additional Contingent Claims as a Remaining Cost and such certification shall set forth in detail the derivation of all such figures and calculations (setting forth in detail the sources for payment of all Remaining Costs and the sources of Available Funds);

(f) The Borrowers shall have made the payment of principal and interest in full in respect of the Mortgage Notes and the Subordinated Notes due on November 15, 1999;

(g)               Borrowers shall have paid to the Lenders the fee described in
                  Section 5 below;

(h) Delivery to the Administrative Agent of an estoppel certificate from the HVAC Provider in form and substance satisfactory to the Administrative Agent, stating that, as of the date of such certificate, (i) there are no uncured defaults, nor is the HVAC Provider aware of any condition or state of events that with the passage of time may result in a default, by the Company under the HVAC Services Agreement, the Construction Agency Agreement or the HVAC Ground Lease and
                  (ii) that such agreements remain in full force and effect;

(i) Delivery to Administrative Agent of an opinion or opinions of counsel to the Company in form and substance reasonably acceptable to the Administrative Agent;

(j) the Company shall have delivered to Administrative Agent, for the benefit of Lenders, revised financial projections covering the term of the Loans;

(k) Borrowers have delivered all certificates and documentation required under the Credit Agreement to the Administrative Agent so that VCR may enter into the Master Leases (as defined in the Limited Waiver attached hereto as Exhibit G);

(l) Administrative Agent shall have received the letter from the bonding company referred to in Section 8(i) of the FADAA Waiver; and

(m) To the extent not otherwise set forth herein, all the conditions precedent set forth in Section 4 of the FADAA Waiver shall have been satisfied.

     Notwithstanding the foregoing, if an Advance is made on or after the date hereof, Section 1, Section 5, Section 6, Section 7, Section 8 and Section 10 shall become immediately effective (provided that this Limited Waiver has been executed and delivered by each of the parties hereto and the Bank Agent has received Requisite Lender Consent), provided, however that such effectiveness shall not be deemed a waiver of the conditions set forth above for any other purpose or under any other agreement.

Section 5.        WAIVER; FEE

(a) Prior to the effectiveness of this Agreement, in lieu of paying default interest as required by Section 2.2E of the Credit Agreement (if any) with respect to the Events of Default waived herein and as a condition to granting the waivers set forth herein, Borrowers agree to pay to each
                  Lender  that  approves  this  Amendment  by  12:00  PM  EST on
                  November 10, 1999 a non-refundable fee of .25% of the outstanding principal amount of the Loan and unfunded commitment for such Lender. The fee obligation set forth herein is in addition to, and not in lieu of, all other fees owed to Agents or Lenders pursuant to any other document or agreement.

(b) Upon effectiveness of the waivers provided for in Section 1 hereof, Lenders waive any requirement for the conversion of Eurodollar Rate Loans to Base Rate Loans set forth in the Credit Agreement based on any Events of Default waived hereunder and for the period of such waiver.

Section 6.        CERTAIN ADDITIONAL AGREEMENTS OF BORROWERS


(a) the Borrowers agree that they shall not directly or indirectly make any payment to or for the benefit of Adelson until the Additional Contingent Claims shall be finally determined and paid in full except for (i) payments made pursuant to and as permitted by the Adelson Subordination Agreement, (ii) payments made in respect of Adelson's taxes, salary and as reimbursement for reasonable expenses, in each case, if and to the extent permitted under the Facility Agreements, and (iii) payments made to Affiliates that are required under the Cooperation Agreement or any other arm's-length agreement entered into with an Affiliate, provided that nothing contained herein shall be deemed to permit any such payment to or for the benefit of Adelson if such payment shall be otherwise prohibited or restricted under the Credit Agreement any other agreement or document;

(b)               The Borrowers acknowledge  and  agree  that,   notwithstanding
                  the definition of Applicable Margin in the Credit Agreement, the Applicable Margin will not be reduced from 2.00% per annum for Base Rate Loans and 3.00% per annum for Eurodollar Rate Loans to 1.50 % and 2.50% per annum respectively, until the later of (i) the date that is six months from the date that this Agreement becomes effective and (ii) the Substantial Completion Date (and that in order for the Substantial Completion Date to occur all requirements and conditions therefor under the Credit Agreement and Disbursement Agreement must be satisfied, including, but not limited to, the settlement or final adjudication of the Construction Litigation and the payment of the Additional Contingent Claims in full); and

(c) Borrowers' failure to comply with any covenant hereunder shall constitute a default hereunder and an Event of Default under the Credit Agreement.


Section 7. ACKNOWLEDGEMENT AND CONSENT REGARDING MULTI-PARTY AGREEMENT REGARDING GRAND CANAL SHOPS MALL, LAS VEGAS NEVADA

     Lenders hereby acknowledge that Mall Construction Subsidiary and certain other parties have entered into that certain Multiparty Agreement Regarding Grand Canal Shops Mall , Las Vegas, Nevada, dated as of September 30, 1999, a true, correct and complete copy of which is attached hereto as Exhibit F (the "Mall Agreement"). Lenders hereby consent to (i) the consummation of the transactions contemplated by the Mall Agreement on the terms described therein,
(ii) the creation of New Mall Subsidiary (as defined in the Mall Agreement) as a wholly owned Subsidiary of Mall Subsidiary, (iii) the creation of "Mall Inc. Subsidiary," (as defined in the Mall Agreement) (the "New Mall Manager") as a wholly owned subsidiary of Mall Manager, and (iv) the transfer of a one percent interest in Mall Subsidiary and/or New Mall Subsidiary to New Mall Manager upon consummation of the transactions contemplated by the Mall Agreement and waive any applicable restrictions under Article VII of the Credit Agreement to the extent necessary to permit consummation of such transactions and the ownership and operation of such companies after giving effect to the consummation of such transactions in accordance with the terms of the Mall Agreement. Borrowers and Lenders agree that the Credit Agreement is hereby amended effective immediately upon consummation of the transactions contemplated by the Mall Agreement to change the defined term "Mall Subsidiary" to mean "New Mall Subsidiary."

Borrowers hereby covenant and agree that (i) until consummation of the transactions contemplated by the Mall Agreement, neither New Mall Subsidiary nor New Mall Manager will engage in any business or transactions except as expressly contemplated by the Mall Agreement, (ii) from and after consummation of the transactions contemplated by the Mall Agreement, (w) Grand Canal Shops Mall, LLC shall be bound by all of the covenants of the Credit Agreement applicable to Mall Direct Holdings and references to Mall Direct Holdings shall be deemed to include a reference to Grand Canal Shops Mall, LLC, (x) New Mall Manager shall be bound by all of the covenants of the Credit Agreement applicable to Mall Manager and references to Mall Manager shall be deemed to include a reference to New Mall Manager, (y) Grand Canal Shops Mall, LLC and Mall Direct Holdings will not engage in any business or transactions except (1) in the case of Grand Canal Shops Mall, LLC, ownership of equity in New Mall Subsidiary and the pledge of such equity to lenders to New Mall Subsidiary and (2) in the case of Grand Canal Shops Mall Holding Company, LLC, ownership of equity interests in Grand Canal Shops Mall, LLC. Borrowers further represent and warrant that upon consummation of the transactions contemplated by the Mall Agreement, ownership of Mall Intermediate Holding Company, LLC, Grand Canal Shops Mall Holding Company, LLC, Grand Canal Shops Mall, LLC, New Mall Subsidiary, Grand Canal Shops Mall MM, Inc. and New Mall Manager shall be as set forth on Schedule 2 hereto and Borrowers agree (without limiting any other applicable restrictions set forth herein or in the Credit Agreement) that from and after the consummation of the transactions contemplated by the Mall Agreement, no equity interests in Grand Canal Shops Mall, LLC or New Mall Manager shall be sold or transferred. The representations and covenants set forth herein shall be deemed to be representations and covenants set forth in the Credit Agreement and any breach thereof shall constitute an Event of Default, provided that breaches of representations and warranties shall only constitute an Event of Default to the extent such breach is material in nature. Nothing set forth herein shall be deemed to constitute a waiver or modification of any of the conditions to the Mall Release Date.

Section 8.        AMENDMENT TO SECTION 7.1 OF THE CREDIT AGREEMENT

Section 7.1 of the Credit Agreement is hereby amended by adding the following clause (xv):

     "(xv)  Adelson and the  Borrowers  hereby  agree  that,  from and after the
Completion Date, Borrowers may incur Indebtedness in an aggregate principal amount not to exceed $15,000,000 (plus any accrued and unpaid interest thereon added to principal) at any time outstanding ("Additional Indebtedness"), provided that (a) such Additional Indebtedness shall not be secured by, directly or indirectly, any Liens on any property or assets owned directly or indirectly by VCR or LVSI or any Subsidiary of VCR or LVSI or by any stock, securities, membership interest, partnership interest or other direct or indirect equity interests in VCR or LVSI or any Subsidiary of VCR or LVSI; (b) such Additional Indebtedness shall be subordinated to all Obligations under this Agreement and all Indebtedness under the Mortgage Notes Indenture, the Subordinated Notes Indenture and the FF&E Facilities (collectively, the "Superior Facilities") on terms reasonably acceptable to the Administrative Agent and the Arranger and no payments in respect thereof may be made or demanded prior to the payment in full of all Obligations (and further the principal of such Additional Indebtedness may not be paid back until all Obligations and all Indebtedness with respect to the Superior Facilities has been paid in full and this covenant of Borrowers shall survive the earlier termination of this Credit Agreement), other than payment of interest in kind provided that any instruments or documents evidencing such payments contain the same terms and conditions as the Additional Indebtedness (provided that such subordination shall not prohibit the exchange of any note evidencing any such Additional Indebtedness or of the payment of any amounts under any such note in whole or in part for securities of any Borrower) provided that no Restricted Junior Payment may be made in respect of such securities; (c) prior to incurring any Additional Indebtedness all documents and instruments evidencing such Indebtedness shall be delivered to Administrative Agent and Arranger and such documents and instruments shall (x) incorporate the terms set forth in the other clauses of this proviso and otherwise be in form and substance reasonably satisfactory to Administrative Agent and Arranger (y) provide that the Lenders shall be third party beneficiaries of such documents and instruments and (z) contain provisions prohibiting any amendment, modification or waiver thereof binding on Borrowers or their Subsidiaries without the prior written consent of Administrative Agent and Arranger (which consent shall not be unreasonably withheld); and (d) the Additional Indebtedness shall be permitted under the other Superior Facilities and all other agreements to which Adelson and/or the Borrowers are a party, and prior to the incurrence thereof counsel to the Borrowers shall have delivered an opinion to the Lenders to that effect (with respect to the Superior Facilities only) in form and substance reasonably satisfactory (including reasonably satisfactory assumptions) to the Administrative Agent and Arranger on behalf of the Lenders."

Section 9.        ACKNOWLEDGEMENT AND CONSENT OF LENDERS

     By executing this Agreement below, each of the Lenders consents to (a) the Administrative Agent, in its capacity as Bank Agent under the Disbursement Agreement, executing on the behalf of the Lenders a limited waiver of defaults under the Disbursement Agreement substantially in the form attached hereto as Exhibit G and (b) the Adelson Subordination Agreement in the form attached hereto as Exhibit E. The consent set forth in this paragraph is solely for the benefit of Administrative Agent and neither Borrowers nor any of their Affiliates shall have any rights hereunder.

Section 10.       ACKNOWLEDGMENTS AND CONSENTS OF LOAN PARTIES

     Each of the undersigned Loan Parties, by executing this Agreement, confirms that it has reviewed this Agreement and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of the Agreement, the obligations of the undersigned under the Guaranty and/or Collateral Documents to which it is a party shall not be impaired or affected and each such Loan Document shall continue in full force and effect and is hereby confirmed and ratified in all respects. Each of the undersigned Loan Parties acknowledges and agrees that it is not required by the terms of any Loan Document to consent to the terms of this Agreement and nothing in this Agreement or any Loan Document shall be deemed to require its consent to any future amendments or modifications to the Credit Agreement.

Section 11.       ACKNOWLEDGEMENT REGARDING FEES AND EXPENSES

     Borrowers hereby acknowledge that all reasonable costs, fees and expenses as described in subsections 6.12D and 10.2 of the Credit Agreement incurred by Administrative Agent, Syndication Agent and their counsel with respect to this Agreement and the documents and transactions contemplated hereby, shall be for the account of the Borrowers and hereby agree that all such amounts, and any other amounts due and owing to such parties at that time, shall be paid out of advances made in connection with the occurrence of the Mall Release Date and Completion.

Section 12.       GOVERNING LAW

     THIS AMENDMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

Section 13.       COUNTERPARTS; EFFECTIVENESS

     This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document. This Agreement (other than the provisions of Sections 1, 5(b), 7 and
8) shall become effective upon the execution of a counterpart hereof by Requisite Lenders and each of the other parties hereto and receipt by Administrative Agent of written or telephonic notification of such execution and authorization of delivery thereof.

         [THE REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

                  THE BANK OF NOVA SCOTIA, as Administrative Agent


                  By: /s/ A. Pendergast

                      -------------------------------------
                      Name: A. Pendergast
                      Title: Managing Director

                  GOLDMAN SACHS CREDIT PARTNERS L.P.,
                  as Arranger and Syndication Agent

                  By: /s/ Elizabeth Fischer

                      -------------------------------------
                      Name: Elizabeth Fischer
                      Title: Authorized Signatory

                  VENETIAN CASINO RESORT, LLC,
                  a Nevada limited liability company


                  By: Las Vegas Sands, Inc., its managing member

                  By: /s/ David Friedman

                      -------------------------------------
                      Name: David Friedman
                      Title: Secretary

                  LAS VEGAS SANDS, INC., a Nevada corporation


                  By: /s/ David Friedman

                      -------------------------------------
                      Name: David Friedman
                      Title: Secretary

     The undersigned Lenders constituting Requisite Lenders hereby agree to the terms of the attached agreement and hereby consent to (a) the Administrative Agent, in its capacity as Bank Agent under the Disbursement Agreement, executing a limited waiver of defaults under the Disbursement Agreement substantially in the form attached hereto as Exhibit G and (b) the Adelson Subordination Agreement in the form attached hereto as Exhibit E.

LENDERS:

                  GOLDMAN SACHS CREDIT PARTNERS L.P., individually


                  By: /s/ Elizabeth Fischer

                      -------------------------------------
                      Name: Elizabeth Fischer
                      Title: Authorized Signatory

                  THE BANK OF NOVA SCOTIA, individually


                  By: /s/ A. Pendergast

                      -------------------------------------
                      Name: A. Pendergast
                      Title: Managing Director

                  VAN KAMPEN PRIME RATE INCOME TRUST

                  By: /s/ In D. Pierce

                      -------------------------------------
                      Name: In D. Pierce
                      Title: Vice President

                  THE INTERNATIONAL COMMERCIAL BANK OF
                  CHINA, NEW YORK AGENCY

                  By: /s/ Wen-Hui Wang

                      -------------------------------------
                      Name: Wen-Hui Wang

                         Title: Assistant Vice-President

                  ARCHIMEDES FUNDING, L.L.C.

                  By: ING CAPITAL ADVISORS, INC., as Collateral Manager


                  By: /s/ Helen Y. Rhee

                      -------------------------------------
                      Name: Helen Y. Rhee

                      Title: Vice President & Portfolio Manager

                  TORONTO DOMINION (TEXAS), INC.

                  By: /s/ Bolia Jordan

                      -------------------------------------
                      Name: Bolia Jordan
                      Title: Vice President

                  TRANSAMERICA LIFE INSURANCE AND ANNUITY COMPANY

                  By: /s/ John Casparian

                      -------------------------------------
                      Name: John Casparian
                      Title: Investment Officer

                  SRV-HIGHLAND, INC.

                  By: /s/ Kelly Walker

                      -------------------------------------
                      Name: Kelly Walker
                      Title: Vice President

                  PAM CAPITAL FUNDING

                  By: HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

                  By: /s/ James Donder

                      -------------------------------------
                      Name: James Donder
                      Title: President

                  HIGHLAND LEGACY LIMITED

                  By: HIGHLAND CAPITAL MANAGEMENT, L.P., as Collateral Manager

                  By: /s/ James Donders

                      -------------------------------------
                      Name: James Donders
                      Title: President

                  PINEHURST TRADING, INC.

                  By: /s/ Kelly Walker

                      -------------------------------------
                      Name: Kelly Walker
                      Title: Vice President

                  CANADIAN IMPERIAL BANK OF COMMERCE

                  By: /s/ Koren Volk

                      -------------------------------------
                      Name: Koren Volk
                      Title: Authorized Signatory

                  NATIONAL WESTMINSTER BANK P.L.S.

                  By: NATWEST CAPITAL MARKETS LIMITED, its agent

                  By: GREENWICH CAPITAL MARKETS INC., its agent


                  By: /s/ Richard Jacoby

                      -------------------------------------
                      Name: Richard Jacoby

                         Title: Assistant Vice President

     Each of the undersigned is a Loan Party under the Credit Agreement and is a party to certain Guaranties and/or Collateral Documents. Each of the undersigned confirms that it has reviewed this Agreement and consents to the terms hereof and further confirms and agrees that, notwithstanding the effectiveness of the Agreement, the obligations of the undersigned under the Guaranty and/or Collateral Documents to which it is a party shall not be impaired or affected and each such Loan Document shall continue in full force and effect and is hereby confirmed and ratified in all respects. Each of the undersigned acknowledges and agrees that it is not required by the terms of any Loan Document to consent to the terms of this Agreement and nothing in this Agreement or any Loan Document shall be deemed to require its consent to any future amendments or modifications to the Credit Agreement.

                  MALL INTERMEDIATE HOLDING COMPANY, LLC

                  By: VENETIAN CASINO RESORT, LLC, its sole member

                  By: LAS VEGAS SANDS, INC., its managing member

                  By: /s/ David Friedman

                      -------------------------------------
                      Name: David Friedman
                      Title: Secretary

                  LIDO INTERMEDIATE HOLDING COMPANY, LLC

                  By: VENETIAN CASINO RESORT, LLC, its sole member


                  By: LAS VEGAS SANDS, INC., its managing member
                  By: /s/ David Friedman

                      -------------------------------------
                      Name: David Friedman
                      Title: Secretary

                  GRAND CANAL SHOPS MALL CONSTRUCTION, LLC

                  By: VENETIAN CASINO RESORT, LLC, its sole member

                  By: LAS VEGAS SANDS, INC., its managing member

                  By: /s/ David Friedman

                      -------------------------------------
                      Name: David Friedman
                      Title: Secretary

                                   SCHEDULE 1

                              EVENTS OF DEFAULT AND

                           POTENTIAL EVENTS OF DEFAULT

1. The failure to remove any Liens resulting from the Construction Litigation that are not Permitted Liens in a timely manner, provided that all Liens have been removed or bonded over as of the date hereof and continue to be bonded over until removed (this waiver shall be effective with respect to any Lien that has been and continues to be bonded and insured over by the Title Insurer, notwithstanding the Company's failure to complete the legal procedure for having such Lien removed of record.)

2. The failure to satisfy each of the Opening Conditions prior to Opening Date as required pursuant to Section 7.20 of the Credit Agreement.

3. The failure to remedy or have waived any default under the Disbursement Agreement existing on or prior to the date hereof within 30 days of the occurrence of such default as required pursuant to Section 8.5 of the Credit Agreement, but only to the extent such defaults are listed on
         Schedule 1 of the waiver attached as Exhibit G hereto.

4. A default by the Borrowers under any of the other Financing Agreements existing on or prior to the date hereof, provided that such default has been cured or waived as of the date hereof pursuant to a Facility Waiver.

5. A default under Section 8.13 of the Credit Agreement that has occurred because of any default under the Construction Management Agreement relating to or arising out of the Construction Litigation, provided that such waiver shall not extend beyond the Completion Date.

6. Any default under any of the Operative Documents arising out of or relating to any of the matters covered in 1-5 above to the extent such matters have been waived as of the date hereof.

7. Any default under Section 7.4 of the Credit Agreement by reason of any of the Additional Contingent Claims being deemed to be Contingent Obligations (as defined in the Credit Agreement), but only to the extent that such Additional Contingent Claims are being contested by the Borrowers in good faith. If such Additional Contingent Obligations become due and payable, the waivers contained in this Item 7 shall no longer be applicable.